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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                       --------------------------------

                                   FORM 8-K

                       --------------------------------


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


              December 31, 1998                                 000-27078
------------------------------------------------       -------------------------
Date of Report (Date of earliest event reported)        (Commission File Number)


                              HENRY SCHEIN, INC.
            (Exact name of registrant as specified in its charter)


          Delaware                                              11-3136595
--------------------------------                       -------------------------
(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                           Identification Number)


                     135 Duryea Road, Melville, NY 11747
             ----------------------------------------------------
             (Address of Principal Executive Offices) (Zip Code)


                                (516) 843-5500
             ----------------------------------------------------
             (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OF ASSETS


     On December 31, 1998, Henry Schein, Inc. (the "Company") acquired General Injectables and Vaccines, Inc. through its purchase of all of the outstanding securities of GIV Holdings, Inc. ("GIV"), formerly known as Biological & Popular Culture, Inc., for $65 million plus potentially significant contingent consideration based on future increases in the gross profits of the Company's combined human vaccine and injectables business. The acquisition will be accounted for as a purchase transaction.

         With estimated 1998 revenues of $118 million, GIV is a leading independent direct marketer of vaccines and other injectables to office-based practitioners in the United States. Founded in 1983, it is based in Bastian, Virginia, and employs over 180 people. GIV's distribution facility in Bastian serves its 32,000 customers throughout the United States. GIV offers more than 4,000 products.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a) To be filed by amendment to this Form 8-K not later than March 16, 1999.

(b) Not applicable.

(c) Exhibits:

     2.1 Stock Purchase Agreement by and among Henry Schein, Inc., New River Management Company, L.L.C., Chiron Corporation and Biological & Popular Culture, Inc., dated as of December 8, 1998.

     2.2 Amendment No. 1 to the Stock Purchase Agreement by and among Henry Schein, Inc., New River Management Company, L.L.C., Chiron Corporation and Biological & Popular Culture, Inc., dated as of December 30, 1998.

                                       2


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, Henry Schein, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       HENRY SCHEIN, INC.

                                       By: /s/ Michael Ettinger
                                           -------------------------------------
                                           Name:  Michael Ettinger
                                           Title: Vice President and Associate
                                                  General Counsel



Date: January 15, 1999



                                       3

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                                 EXHIBIT INDEX


Exhibit No.                DOCUMENT DESCRIPTION

          2.1 Stock Purchase Agreement by and among Henry Schein, Inc., New River Management Company, L.L.C., Chiron Corporation and Biological & Popular Culture, Inc., dated as of December 8, 1998.

         2.2 Amendment No. 1 to the Stock Purchase Agreement by and among Henry Schein, Inc., New River Management Company, L.L.C., Chiron Corporation and Biological & Popular Culture, Inc., dated as of December 30, 1998.